UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 9, 2015

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 13, 2015, MetLife, Inc. (the “Company”) issued $500,000,000 aggregate principal amount of its 3.600% Senior Notes due 2025 (the “2025 Senior Notes”) and $750,000,000 aggregate principal amount of its 4.600% Senior Notes due 2046 (the “2046 Senior Notes,” and together with the 2025 Senior Notes, the “Senior Notes”). The Senior Notes were issued pursuant to the Senior Indenture, dated as of November 9, 2001 (incorporated by reference to Exhibit 4.1(a) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2011), between the Company and The Bank of New York Mellon Trust Company, N.A., (as successor in interest to J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.)), as trustee (the “Trustee”), as supplemented by the Twenty-Eighth Supplemental Indenture, dated as of November 13, 2015, with respect to the 2025 Senior Notes (attached hereto as Exhibit 4.1 and incorporated herein by reference), and as supplemented by the Twenty-Ninth Supplemental Indenture, dated as of November 13, 2015, with respect to the 2046 Senior Notes (attached hereto as Exhibit 4.2 and incorporated herein by reference).

The Senior Notes were offered and sold pursuant to the shelf registration statement on Form S-3 (File No. 333-192366), filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 15, 2013, and a prospectus supplement related to the Senior Notes dated November 9, 2015 (filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933).

Item 8.01.	Other Events

On November 9, 2015, the Company entered into (i) an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) (the “Underwriting Agreement”) and (ii) a pricing agreement (attached hereto as Exhibit 1.2 and incorporated herein by reference) (the “Pricing Agreement”) relating to the sale of the Senior Notes, each among the Company and Deutsche Bank Securities Inc., Barclays Capital Inc., HSBC Securities (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I to the Pricing Agreement (the “Underwriters”).

A copy of the opinion letter of Willkie Farr & Gallagher LLP, relating to the validity of the Senior Notes is filed as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable

(d)	Exhibits

1.1	Underwriting Agreement, dated November 9, 2015, among the Company and the representatives of the Underwriters.

1.2	Pricing Agreement, dated November 9, 2015, among the Company and the representatives of the Underwriters.

4.1	Twenty-Eighth Supplemental Indenture, dated as of November 13, 2015, between the Company and the Trustee.

4.2	Twenty-Ninth Supplemental Indenture, dated as of November 13, 2015, between the Company and the Trustee.

4.3	Form of 2025 Senior Note (included as Exhibit A to Exhibit 4.1 above).

4.4	Form of 2046 Senior Note (included as Exhibit A to Exhibit 4.2 above).

5.1	Opinion Letter of Willkie Farr & Gallagher LLP relating to the validity of the Senior Notes.

12.1	Statement re: Computation of Ratios of Earnings to Fixed Charges.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
Name:	Timothy J. Ring
Title:	Senior Vice President and Secretary

Date: November 13, 2015

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

1.1	Underwriting Agreement, dated November 9, 2015, among the Company and the representatives of the Underwriters.

1.2	Pricing Agreement, dated November 9, 2015, among the Company and the representatives of the Underwriters.

4.1	Twenty-Eighth Supplemental Indenture, dated as of November 13, 2015, between the Company and the Trustee.

4.2	Twenty-Ninth Supplemental Indenture, dated as of November 13, 2015, between the Company and the Trustee.

4.3	Form of 2025 Senior Note (included as Exhibit A to Exhibit 4.1 above).

4.4	Form of 2046 Senior Note (included as Exhibit A to Exhibit 4.2 above).

5.1	Opinion Letter of Willkie Farr & Gallagher LLP relating to the validity of the Senior Notes.

12.1	Statement re: Computation of Ratios of Earnings to Fixed Charges.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).